Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2060 Fund
June 30, 2023
AFF60-NPRT1-0823
1.9858330.108
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $757,173)	760,000	757,458

Domestic Equity Funds - 49.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	2,279,719	33,694,243
Fidelity Advisor Series Growth Opportunities Fund (c)	2,078,961	23,804,100
Fidelity Advisor Series Small Cap Fund (c)	1,159,686	13,394,371
Fidelity Series All-Sector Equity Fund (c)	1,174,753	12,182,186
Fidelity Series Commodity Strategy Fund (c)	37,138	3,594,930
Fidelity Series Large Cap Stock Fund (c)	2,596,280	49,069,685
Fidelity Series Large Cap Value Index Fund (c)	362,519	5,245,653
Fidelity Series Opportunistic Insights Fund (c)	1,699,543	29,181,148
Fidelity Series Small Cap Core Fund (c)	9,476	97,321
Fidelity Series Small Cap Opportunities Fund (c)	1,272,873	16,394,601
Fidelity Series Stock Selector Large Cap Value Fund (c)	2,454,671	30,879,765
Fidelity Series Value Discovery Fund (c)	2,133,614	31,620,160
TOTAL DOMESTIC EQUITY FUNDS (Cost $236,359,374)		249,158,163

International Equity Funds - 41.7%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	1,024,876	14,614,738
Fidelity Series Emerging Markets Fund (c)	1,641,072	13,637,312
Fidelity Series Emerging Markets Opportunities Fund (c)	3,246,968	55,036,109
Fidelity Series International Growth Fund (c)	2,336,447	38,387,825
Fidelity Series International Small Cap Fund (c)	626,734	10,171,890
Fidelity Series International Value Fund (c)	3,482,707	38,518,742
Fidelity Series Overseas Fund (c)	3,062,453	38,403,163
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $200,300,897)		208,769,779

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	54,073	427,176
Fidelity Series Emerging Markets Debt Fund (c)	330,504	2,445,733
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	88,294	829,960
Fidelity Series Floating Rate High Income Fund (c)	47,467	425,303
Fidelity Series High Income Fund (c)	309,794	2,537,210
Fidelity Series International Credit Fund (c)	4,064	31,335
Fidelity Series Investment Grade Bond Fund (c)	21,782	216,728
Fidelity Series Long-Term Treasury Bond Index Fund (c)	4,732,733	28,491,054
Fidelity Series Real Estate Income Fund (c)	72,727	696,720
TOTAL BOND FUNDS (Cost $43,316,096)		36,101,219

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	609,924	610,046
Fidelity Series Government Money Market Fund 5.17% (c)(e)	5,612,907	5,612,907
Fidelity Series Short-Term Credit Fund (c)	14,361	138,013
TOTAL SHORT-TERM FUNDS (Cost $6,360,327)		6,360,966

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $487,093,867)	501,147,585
NET OTHER ASSETS (LIABILITIES) - 0.0%	(170,215)
NET ASSETS - 100.0%	500,977,370

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	99	Sep 2023	11,114,297	(181,407)	(181,407)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	113	Sep 2023	12,101,594	(185,917)	(185,917)

TOTAL PURCHASED					(367,324)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	17	Sep 2023	3,815,013	(118,192)	(118,192)
ICE MSCI EAFE Index Contracts (United States)	24	Sep 2023	2,586,600	(19,196)	(19,196)
ICE MSCI Emerging Markets Index Contracts (United States)	88	Sep 2023	4,390,760	38,354	38,354

TOTAL SOLD					(99,034)

TOTAL FUTURES CONTRACTS					(466,358)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $757,458.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	758,514	3,223,697	3,372,165	9,835	-	-	610,046	0.0%
Total	758,514	3,223,697	3,372,165	9,835	-	-	610,046

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	30,554,882	1,838,687	2,323,458	-	(64,583)	3,688,715	33,694,243
Fidelity Advisor Series Growth Opportunities Fund	21,607,001	1,416,555	2,216,400	-	(676,237)	3,673,181	23,804,100
Fidelity Advisor Series Small Cap Fund	12,261,868	1,148,197	547,763	-	(29,836)	561,905	13,394,371
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	410,967	25,681	528	63	8	(8,952)	427,176
Fidelity Series All-Sector Equity Fund	11,045,982	584,548	551,164	-	24,643	1,078,177	12,182,186
Fidelity Series Canada Fund	13,110,725	1,121,073	153,779	-	5,211	531,508	14,614,738
Fidelity Series Commodity Strategy Fund	3,172,498	504,232	3,961	-	(219)	(77,620)	3,594,930
Fidelity Series Emerging Markets Debt Fund	2,239,095	192,229	2,746	34,873	(7)	17,162	2,445,733
Fidelity Series Emerging Markets Debt Local Currency Fund	763,978	43,552	898	-	24	23,304	829,960
Fidelity Series Emerging Markets Fund	8,394,808	4,978,336	-	-	-	264,168	13,637,312
Fidelity Series Emerging Markets Opportunities Fund	53,340,178	215,697	72,254	-	554	1,551,934	55,036,109
Fidelity Series Floating Rate High Income Fund	386,978	34,626	528	9,007	(4)	4,231	425,303
Fidelity Series Government Money Market Fund 5.17%	4,451,183	1,873,296	711,572	57,080	-	-	5,612,907
Fidelity Series High Income Fund	2,260,834	275,507	2,852	35,337	3	3,718	2,537,210
Fidelity Series International Credit Fund	31,382	238	-	238	-	(285)	31,335
Fidelity Series International Growth Fund	34,643,959	2,466,056	172,149	-	4,793	1,445,166	38,387,825
Fidelity Series International Small Cap Fund	9,458,771	594,396	11,124	-	197	129,650	10,171,890
Fidelity Series International Value Fund	34,551,922	2,732,804	287,648	-	7,844	1,513,820	38,518,742
Fidelity Series Investment Grade Bond Fund	110,795	110,109	317	1,972	2	(3,861)	216,728
Fidelity Series Large Cap Stock Fund	44,418,346	2,357,438	938,613	-	32,075	3,200,439	49,069,685
Fidelity Series Large Cap Value Index Fund	4,705,830	428,844	100,717	-	(484)	212,180	5,245,653
Fidelity Series Long-Term Treasury Bond Index Fund	26,079,487	3,259,863	30,211	199,466	52	(818,137)	28,491,054
Fidelity Series Opportunistic Insights Fund	26,349,300	1,397,624	1,255,629	-	73,774	2,616,079	29,181,148
Fidelity Series Overseas Fund	34,610,109	2,428,324	237,568	-	13,505	1,588,793	38,403,163
Fidelity Series Real Estate Income Fund	775,085	59,421	144,101	12,480	(15,340)	21,655	696,720
Fidelity Series Short-Term Credit Fund	129,926	8,684	-	925	-	(597)	138,013
Fidelity Series Small Cap Core Fund	-	92,957	-	55	-	4,364	97,321
Fidelity Series Small Cap Opportunities Fund	14,991,408	1,144,339	591,413	-	3,249	847,018	16,394,601
Fidelity Series Stock Selector Large Cap Value Fund	27,951,716	2,110,069	529,322	-	(5,145)	1,352,447	30,879,765
Fidelity Series Value Discovery Fund	28,556,158	2,470,319	295,206	-	(5,720)	894,609	31,620,160
	451,365,171	35,913,701	11,181,921	351,496	(631,641)	24,314,771	499,780,081

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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